Exhibit 99.1

Sunnova RAYS I Issuer, LLC

Solar Asset Backed Notes, Series 2019-1

Sample Solar Asset Agreed-Upon Procedures

Report To:

Sunnova Energy Corporation

Sunnova RAYS I Depositor, LLC

11 January 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Sunnova Energy Corporation

Sunnova RAYS I Depositor, LLC

20 East Greenway Plaza #475

Houston, Texas 77046

Re:	Sunnova RAYS I Issuer, LLC (the “Issuer”)

Solar Asset Backed Notes, Series 2019-1 (the “Notes”)

Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Sunnova Energy Corporation (the “Originator”) and Sunnova RAYS I Depositor, LLC (the “Depositor,” together with the Originator, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of (i) photovoltaic systems installed on residential properties and the related customer agreements (the ”Host Customer Solar Assets”) and (ii) solar renewable energy certificates generated by photovoltaic systems (the ”Hedged SREC Solar Assets,” together with the Host Customer Solar Assets, the “Solar Assets”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.

Labeled “Private Placement System IDs.xlsb” (the “Solar Asset Listing File”) that the Originator, on behalf of the Depositor, indicated contains a list of system IDs (each, a “System ID”) that correspond to certain photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Host Customer Solar Assets”) that are expected to be representative of the Host Customer Solar Assets,

ii.

Labeled “3.1.1.2 AUP Collateral Data Tape.xlsb” and the corresponding record layout and decode information (the “Sample Data File”) that the Originator, on behalf of the Depositor, indicated contains information on the Sample Host Customer Solar Assets (as defined in Attachment A) as of 31 October 2018 (the “Preliminary Cut-Off Date”) and

iii.

Labeled “3.1.2.1 AUP Hedged SREC Table vFF_2018.10.31.xlsx” and the corresponding record layout and decode information (the “Sample Hedged SREC Data File,” together with the Sample Data File, the “Provided Data Files”) that the Originator, on behalf of the Depositor, indicated contains information relating to certain solar renewable energy certificates generated by photovoltaic systems (the “Sample Hedged SREC Solar Assets”) that are expected to be representative of the Hedged SREC Solar Assets as of the Preliminary Cut-Off Date,

b.	Imaged copies of:
i.	The customer lease agreement, power purchase agreement, amendment and/or change order thereto or other related documents (collectively and as applicable, the ”Agreement”),
ii.	The work order, amendment and/or change order thereto (collectively and as applicable, the ”Work Order”) and
iii.	The PBI source document (as applicable, the “PBI Source Document,” together with the Agreement and Work Order, the ”Source Documents”)
that the Originator, on behalf of the Depositor, indicated relate to each Sample Host Customer Solar Asset,
c.

A servicing system extraction file labeled “3.1.1.1 AUP Supplementary Schedule.xlsb” and the corresponding record layout and decode information (the “Supplemental Sample Query,” together with the Source Documents, the “Sources”) that the Originator, on behalf of the Depositor, indicated contains information relating to the Sample Host Customer Solar Assets,

d.

Imaged copies of the agreement for the purchase and sale of renewable energy certificates or other related documents (collectively and as applicable, the “Hedged SREC Agreements”) that the Originator, on behalf of the Depositor, indicated relate to each Sample Hedged SREC Solar Asset,

e.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A,
f.	The list of Hedged SREC Characteristics (as defined in Attachment A), which is shown in Item 2. of Attachment A, and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Solar Asset Listing File, Provided Data Files, Sources, Hedged SREC Agreements, Sample Characteristics, Hedged SREC Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Provided Data Files. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Solar Asset Listing File, Sources, Hedged SREC Agreements or any other information provided to us by the Originator, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Host Customer Solar Assets, Sample Hedged SREC Solar Assets or Solar Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Solar Assets,
iii.	Whether the originator of the Solar Assets complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

11 January 2019

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.

As instructed by the Originator, on behalf of the Depositor, we randomly selected a sample of 300 Preliminary Host Customer Solar Assets from the Solar Asset Listing File (the “Sample Host Customer Solar Assets,” together with the Sample Hedged SREC Solar Assets, the “Sample Solar Assets”).

For the purpose of the procedures described in this report, the:

a.	300 Sample Host Customer Solar Assets on the Sample Data File are referred to as Sample Host Customer Solar Asset Numbers 1 through 300 and
b.	15 Sample Hedged SREC Solar Assets on the Sample Hedged SREC Data File are referred to as Sample Hedged SREC Solar Asset Numbers 1 through 15.

For the purpose of this procedure, the Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Host Customer Solar Assets or the methodology they instructed us to use to select the Sample Host Customer Solar Assets from the Solar Asset Listing File. Additionally, the Sample Hedged SREC Solar Assets on the Sample Hedged SREC Data File were selected by the Originator, on behalf of the Depositor. The Originator, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Hedged SREC Solar Assets or methodology they used to select the Sample Hedged SREC Solar Assets on the Sample Hedged SREC Data File.

2.

For each Sample Host Customer Solar Asset, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Originator, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Attachment A Page 2 of 2

3.	For each Sample Hedged SREC Solar Asset, we compared the:
a.	Counterparty,
b.	State,
c.	Hedged SREC volumes and
d.	Hedged SREC prices ($/SREC)

(collectively, the “Hedged SREC Characteristics”) for each reporting year, all as shown on the Sample Hedged SREC Data File, to the corresponding information located on the corresponding Hedged SREC Agreement, subject to the instructions provided by the Originator, on behalf of the Depositor, described in the succeeding paragraph of this Item 3. All such compared information was in agreement.

For the purpose of comparing the counterparty Hedged SREC Characteristic, the Originator, on behalf of the Depositor, instructed us to ignore differences due to abbreviations or truncations.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Originator, on behalf of the Depositor, that are described in this Item 3.

Exhibit 1 to Attachment A Page 1 of 4

Sample Characteristics and Sources

Sample Characteristic	Sample Data File Field Name	Source(s)	Note(s)

System ID	System ID	Agreement	i.

Installation state	State	Agreement

Contract type	Contract Type	Agreement	ii.

Original term (months)	Contract Term (months)	Agreement

Year 1 monthly payment	Monthly Payment ($)	Agreement	iii.

Year 1 solar rate	Solar Rate ($/kWh)	Agreement	iv.

Annual escalator	Annual Contract Escalator	(a) Agreement or (b) Agreement and recalculation	v.

Year 1 guaranteed production (kWh)	Guaranteed Production (kWh)	Agreement	vi.

Partner account	Channel Partner	Agreement or Supplemental Sample Query	vii., viii.

PBI rate	PBI Rate ($/kWh)	PBI Source Document	ix.

PBI term (months)	PBI Term (months)	PBI Source Document	ix.

First payment date	First Payment Date	Supplemental Sample Query

Last payment date	Last Payment Date	Agreement, Supplemental Sample Query and recalculation	x.

Number of payments made (months)	Number of Payments Made	Supplemental Sample Query and recalculation	xi.

Remaining contract term (months)	Remaining Term (months)	Agreement, Supplemental Sample Query and recalculation	xii.

System size (kW DC)	System Size (kW)	Work Order or Supplemental Sample Query	vii.

Utility name	Utility	Work Order or Supplemental Sample Query	vii.

Panel manufacturer	Module Manufacturer	Work Order or Supplemental Sample Query	vii., viii.

Inverter manufacturer	Inverter Manufacturer	Work Order or Supplemental Sample Query	vii., viii.

SREC eligibility	SREC Eligible (Yes/No)	Supplemental Sample Query

Year 1 performance production (kWh)	Expected Year 1 Production	Supplemental Sample Query

FICO score	FICO	Supplemental Sample Query

InService date	In-Service Date	Supplemental Sample Query

Inverter type	Inverter Type	Supplemental Sample Query

Exhibit 1 to Attachment A Page 2 of 4

Sample Characteristic	Sample Data File Field Name	Source(s)	Note(s)

Payment type (ACH)	Payment Type	Supplemental Sample Query

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the contract type Sample Characteristic for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to note agreement in accordance with the decode table shown below:

Sample Data File Value	Agreement Value
Lease	Lease
PPA	PPA
PPA-EZ	PPA or Plan EZ Pay PPA or EZ Pay PPA Plan

iii.

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 monthly payment Sample Characteristic for Sample Host Customer Solar Assets with a contract type of “PPA” or “PPA-EZ,” as shown on the Agreement (and in accordance with note ii. above) (each, a “Sample PPA Solar Asset”).

iv.

The Originator, on behalf of the Depositor, instructed us not to compare the year 1 solar rate Sample Characteristic for Sample Host Customer Solar Assets with a contract type of “Lease,” as shown on the Agreement (each, a “Sample Lease Solar Asset”).

For the purpose of comparing the year 1 solar rate Sample Characteristic for each Sample PPA Solar Asset, the Originator, on behalf of the Depositor, instructed us to use the first year solar rate if paid by ACH, as shown on the Agreement.

Exhibit 1 to Attachment A Page 3 of 4

Notes: (continued)

v.	For the purpose of comparing the annual escalator Sample Characteristic for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to:
a.	Use the Agreement as the Source for each Sample PPA Solar Asset and
b.	Recalculate the annual escalator for each Sample Lease Solar Asset by:
(1)	Subtracting the:
(i)	Year 1 monthly payment from
(ii)	Year 2 monthly payment,

both as shown on the Agreement,

(2)	Dividing the result obtained in (1) above by the year 1 monthly payment, as shown on the Agreement,
(3)	Multiplying the result obtained in (2) above by 100 and
(4)	Rounding the result obtained in (3) above to the first decimal place (XX.X).

vi.	The Originator, on behalf of the Depositor, instructed us not to compare the year 1 guaranteed production (kWh) Sample Characteristic for the Sample PPA Solar Assets.

For the purpose of comparing the year 1 guaranteed production (kWh) Sample Characteristic for each Sample Lease Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences of +/- 1.00 kWh or less.

vii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to use the Supplemental Sample Query as the Source if the information, as shown on the Agreement or Work Order, as applicable, is different than the corresponding information, as shown on the Sample Data File (and in accordance with note viii., as applicable).

viii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to ignore differences due to abbreviations, truncations and spelling errors.

ix.

The Originator, on behalf of the Depositor, instructed us not to compare the PBI rate and PBI term (months) Sample Characteristics for Sample Host Customer Solar Assets with a PBI rate and PBI term (months) value of “—,” as shown on the Sample Data File.

Exhibit 1 to Attachment A Page 4 of 4

Notes: (continued)

x.

For the purpose of comparing the last payment date Sample Characteristic for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the last payment date by adding the:

a.	Number of months resulting from subtracting:
(1)	1 month from the
(2)	Original term (months), as shown on the Agreement,

to

b.	First payment date, as shown on the Supplemental Sample Query.

xi.

For the purpose of comparing the number of payments made (months) Sample Characteristic for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the number of payments made (months) by:

a.	Calculating the difference in days using the YEARFRAC function in Microsoft Excel between the:
(1)	First payment date, as shown on the Supplemental Sample Query, and
(2)	Preliminary Cut-Off Date,
b.	Multiplying the result obtained in a. above by 12 and
c.	Rounding the result obtained in b. above to the nearest integer.

xii.

For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Sample Host Customer Solar Asset, the Originator, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by subtracting the:

a.	Number of payments made (months), as recalculated in note xi. above, from
b.	Original term (months), as shown on the Agreement.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositor, described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Host Customer Solar Asset Number	Sample Characteristic	Sample Data File Value	Source Value

6	Annual escalator	2.90	11.40

22	Year 1 guaranteed production (kWh)	14,649.00 kWh	14,721.00 kWh

122	Annual escalator	2.90	8.20

239	Contract type	Lease	EZ Pay PPA Plan